INSITUFORM EAST, INCORPORATED
                           EMPLOYEE INCENTIVE PROGRAM

                         1999 EMPLOYEE STOCK OPTION PLAN



         INSITUFORM EAST, INCORPORATED, a Delaware corporation (the "Company"), does hereby adopt an Employee Stock Option Plan with the terms and conditions set forth below (the "Plan").

                                   SECTION ONE

                       Designation and Purpose of the Plan

         A.   Designation.   The  Plan  is  designated  the  "INSITUFORM   EAST,
INCORPORATED 1999 EMPLOYEE STOCK OPTION PLAN."

         B. Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting key management employees of the Company and its Subsidiary Companies to purchase shares, by grant of options, of the Company's Common Stock. The Plan will serve as an incentive for employees to maximize their efforts on the Company's behalf and will increase the Company's ability to attract and retain the most competent professionals, thus serving the best interest of the Company's customers and Stockholders.

                                   SECTION TWO

                                   Definitions

         As used herein, the following definitions shall apply:

         (a) "Code" means the Internal Revenue Code of 1986, as amended.

         (b) "Committee" means the Stock Option Plan Committee appointed to administer the Plan pursuant to Section Four of the Plan.

         (c) "Common Stock" means either authorized and unissued or reacquired shares of the Common Stock , par value $.04 per share, of the Company.

         (d)  "Company"  means   INSITUFORM  EAST,   INCORPORATED,   a  Delaware
corporation.

         (e) "Eligible Employee" means any key management employee of the Company or its wholly-owned Subsidiary Companies.

         (f) "Incentive Stock Option" means an option as defined in Section 422(b) of the Code and any other applicable provisions of the Code and includes, without limitation, any portion of an Incentive Stock Option remaining after a Participant has exercised such Option with respect to only part of the shares covered by the Option Agreement (within the meaning given that term under Section Six of the Plan).

         (g) "Nonstatutory Stock Option" means a stock option that is not an Incentive Stock Option and includes, without limitation, any portion of a Nonstatutory Stock Option remaining after a Participant has exercised such Option with respect to only part of the shares covered by the Option Agreement (within the meaning given that term under Section Six of the Plan).

         (h) "Option" means either an Incentive Stock Option or a Nonstatutory Stock Option or both, as the context shall indicate.

         (i) "Option Price" means the price, as set forth in Section Seven of the Plan, of an Option granted pursuant to the Plan.

         (j) "Participant" means an Eligible Employee who is granted either an Incentive Stock Option or a Nonstatutory Stock Option.

         (k) "Stockholder" means any holder of an outstanding share or shares of the Company's Common Stock.

         (l) "Subsidiary Company" means any present or future "subsidiary corporation" of the Company as defined in Section 424(f) of the Code and which the Company has determined to include under the Plan.

                                  SECTION THREE

                             Stock Subject to Option

         A. Total Number of Shares. The total number of shares of Common Stock which may be issued by the Company to all Participants under the Plan is 350,000 shares, which may be increased only by a resolution of the Board of Directors of the Company and approved the Stockholders. Such shares may be either authorized and unissued or reacquired Common Stock.

         B. Expired Options. If either an Incentive Stock Option or a Nonstatutory Stock Option granted under the Plan is terminated or expires for any reason whatsoever, in whole or in part, the shares (or remaining shares) of Common Stock subject to such Option again shall be available for grant under the Plan.

                                  SECTION FOUR

                           Administration of the Plan

         A. Appointment of Committee. The Board of Directors of the Company shall appoint a Stock Option Plan Committee which shall consist of at least two members selected from the Board of Directors each of whom is a "disinterested person" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended. The Board of Directors shall designate a member of the Committee to act as Chairman of the Committee. The Board of Directors, in its discretion, may at any time remove any member of the Committee and may fill the resulting vacancy with any director who is a "disinterested person". Any member of the Committee who, after having been designated a member of the Committee, is no longer a "disinterested person" immediately shall cease to be a member of the Committee' the vacancy created thereby shall be filled by the Board of Directors as hereinabove described.

         B. Committee Meetings. The Committee shall hold its meetings at such times and places as specified by the Committee Chairman. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of a quorum present at a meeting duly called by the Committee Chairman; provided, however, that any action taken without a meeting but consented to in writing by a majority of the Committee members shall be effective as action taken by the Committee at a meeting duly called and held.

         C. Committee Power. Subject to the terms and provisions of the Plan, the Committee, in its sole discretion, shall have full power and authority to
(a) designate Eligible Employees to whom either an Incentive Stock Option or a Nonstatutory Stock Option shall be granted, (b) determine the number of shares to be made available under any Option granted, (c) determine the period or periods in which a Participant may exercise his Option, (d) determine the Option Price, and (e) determine the date on which any Option shall expire. The Committee shall have all such additional rights, power and authority necessary or appropriate to administer the Plan in accordance with its terms including, without limitation, the power to make binding interpretations of the Plan and to resolve all questions, whether express or implied, arising thereunder. The committee may prescribe such rules and regulations for administering the Plan as the Committee, in its discretion, deems necessary or appropriate.

                                  SECTION FIVE

                            Selection of Participants

         A. Discretion of Committee. To determine to which of the Eligible Employees either an Incentive Stock Option or a Nonstatutory Stock Option shall be granted, and the terms and conditions of any Option so granted, the Committee shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Committee deems relevant.

         B. Limitation on Grant of Incentive Stock Options. An Incentive Stock Option may not be granted to any Eligible Employee if (i) such grant (regardless of when granted) would cause the aggregate fair market value of the Common Stock granted under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) to exceed $100,000 plus the relevant "unused limit carryover" provided for under prior tax law or (ii) the aggregate fair market value (determined in accordance with paragraph A. of Section Seven), determined as of the date an Incentive Stock Option is granted (where the Option is granted after December 31, 1986), of the Common Stock for which any Eligible Employee may be awarded Incentive Stock Options which are first exercisable by the Eligible Employee during any calendar year under the Plan ( or any other stock option plan required to be taken into account under Section 422(d) of the
Code) exceeds  $100,000  (without  regard to options  granted  before January 1,
1987).

         C. Determination of Common Stock Ownership. For purposes of the Plan (and especially of Section Eight hereof), a participant's Common Stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 424(d) of the Code.

                                   SECTION SIX

                                Option Agreement

         A. Form of Option. Each Option granted to a Participant shall be designated either an Incentive Stock Option or a Nonstatutory Stock Option. A written agreement incorporating the provisions of the Plan and such other terms and conditions as the Committee determines shall identify any Option granted pursuant to the Plan as either an Incentive Stock Option or a Nonstatutory Stock Option, as the case may be. In the event that both an Incentive Stock Option and a Nonstatutory Stock Option are granted to a Participant the written agreement shall identify the respective Options and the terms and conditions thereof.

         B. Date of Grant of Option. The date of the grant of either an Incentive Stock Option or a Nonstatutory Stock Option is the date specified in the Option Agreement described in this Section Six and signed by the Participant and the Company.

                                  SECTION SEVEN

                                  Option Price

         A. Determination of Stock Option Price. The Option Price for each share of the Common Stock to be issued on exercise of either an Incentive Stock Option or a Nonstatutory Stock Option under the Plan shall be fair market value of the Common Stock determined on the date of grant in the following manner: (i) if the trading prices for the Common Stock are reported on the consolidated transaction reporting system (the "consolidated system") operated by the Consolidated Tape Association, the average of the high and low prices at which the Common Stock is reported in the consolidated system to have been traded on such date; (ii) if the principal market for the Common Stock is an exchange and if the trading prices for the Common Stock are not reported in the consolidated system, the average of the high and low prices at which the Common Stock is reported to have traded on such exchange on such date; (iii) if the principal market for the Common Stock is otherwise than on an exchange and bids and offers for such security are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc. ("NASDAQ"), the mean between the highest current independent bid price and the lowest current independent asked price reported on "level 2" of the NASDAQ on such date; (iv) if the principal market for the Common Stock is otherwise than on an exchange and bids and offers for the Common Stock are not reported on NASDAQ, the mean between the highest current independent bid price and the lowest current independent asked price on such date, determined on the basis of reasonable inquiry; or (v) if there is no market for the Common Stock, such price as the Board of Directors of the Company in its discretion, acting in good faith, shall determine, but not less than the price of any contemporaneous sales of the Common Stock. If there is a market for the Common Stock and if, on the pertinent date, no transactions or bid and asked prices, as the case may be, are reported for the Common Stock under the relevant clause above, the Option Price of the Common Stock shall be determined on the next day on which transactions or bid and asked prices, as the case may be, are reported for the Common Stock under such clause. Such Option Price shall be subject to adjustment as set forth in Paragraph B. of this Section Seven. Notwithstanding the foregoing, the Option Price with respect to each Incentive Stock Option granted to an individual described in Section 422(b)(6) of the Code (relating to certain 10 percent owners) shall not be less than 110 percent of such fair market value.

         B. Adjustments Upon Changes in Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class shall be issued in respect of outstanding shares of the class covered by the Option or shares of the class covered by the Option shall be changed into the same or different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate Option Price payable on such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or other similar change or transaction; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be reduced appropriately on account of any fractional share not issued.

                                  SECTION EIGHT

                                 Term of Option

         No Incentive Stock Option, by its terms, may be exercised more than 10 years after the date of its grant; provided, however, that no Incentive Stock Option granted to an individual described in Section 422(b)(6) of the Code (relating to certain 10 percent owners), by its terms, may be exercised more than five years from the date of its grant. The term of any Nonstatutory Stock Option shall be determined by the Committee.

                                  SECTION NINE

                               Exercise of Option

         A. Limitation of Exercise of Option. Except as otherwise provided herein, the Committee, in its sole discretion, may limit an Option by restricting its exercise in whole or in part for a specified period or periods.

         B. Method of Exercising an Option. Subject to the provisions of any particular Option Agreement, a Participant may exercise his Option in whole or in part any time during its term by written notice to the Company stating the number of shares of Common Stock such Participant elects to purchase under his Option.

         C. No Obligation to Exercise Option. A Participant is under no obligation to exercise an Option or any part thereof.

         D.  Payment for Option  Common  Stock.  Upon  exercise of an Option,  a
Participant shall be required to pay, in cash or by good check or money order made payable to the Company, the exercise price for the number of shares of Common Stock which the Participant elects to purchase.

         E. Delivery of Common Stock to Participant. The Company shall undertake and follow all necessary procedures to deliver promptly the number of shares of Common Stock that the Participant elects to purchase on exercise of an Option granted under the Plan. Such delivery, however, may be postponed, at the sole discretion of the Company, to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority.

                                   SECTION TEN

                          Nontransferability of Option

         During a Participant's lifetime, an Option granted to him may be exercised only by him. It may not be sold, exchanged, assigned, pledged, discounted, hypothecated or otherwise transferred except by will or by the laws of descent and distribution; provided however, that the Committee, after giving due consideration to the applicable rules under the Code, may permit other transfers to the extent consistent with Rule 16b-3. No Option or any right thereunder shall be subject to execution, attachment or similar process. Any attempt to so sell, exchange, assign, pledge, discount, hypothecate or otherwise transfer any such Option, or any right thereunder, contrary to the provisions thereof immediately shall nullify and void such Option and all rights thereunder.

                                 SECTION ELEVEN

                           Tax Withholding by Company

         In every case of an exercise by a Participant of a Nonstatutory Stock Option, the Company shall deduct and withhold from the Participant's salary payable at the end of the payroll period during which exercise is made an amount calculated in accordance with Section 3402 of the Code. In the event that the Company is unable to withhold funds sufficient to satisfy the requirements of
Section 83(h) of the Code, the Participant promptly shall pay to the Company such additional amount as may be necessary to enable the Company to satisfy such requirements.

                                 SECTION TWELVE

                         Compliance with Securities Laws

         A. Written Agreement by Participants. Unless a registration statement under the Securities Act of 1933 is then in effect with respect to the Common Stock a Participant receives upon exercise of his Option, the Committee, in its discretion, may require, at the time that a Participant exercises his Option, that the Participant agree in writing to acquire such Common Stock for investment and not for resale or distribution, or to consent to such other agreement as the Committee, in its discretion, may deem necessary to comply with the requirements of the Securities Act of 1933 or any applicable state securities laws. A reference to any such agreement shall be inscribed on the Common Stock certificate(s).

         B. Registration Requirement. Each Option granted pursuant to the Plan shall be subject to the requirement that, if at any time the Board of Directors of the Company determines that the listing, registration or qualification of the shares subject to the Option upon any stock exchange or under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration or qualification shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors of the Company).

                                SECTION THIRTEEN

                     Changes in Capital Structure of Company

         In the event of a change in the capital structure of the Company, the number of shares specified in Section Three of the Plan, the number of shares covered by each outstanding Option and the price per share shall be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from the splitting or consolidation of shares, or the payment of a stock dividend, or effected in any other manner without receipt of additional or further consideration by the Company; provided, however, that any such adjustment shall be made so as not to result in a "modification" of any Incentive Stock Option within the meaning of Section 424(h) of the Code.

                                SECTION FOURTEEN

                  Consolidation, Reorganization or Liquidation

         In the event the Company or any Subsidiary Company is a party to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, within the meaning of Section 424 of the Code, all outstanding Options shall thereupon terminate; provided, however, that the Company shall give at least fifteen days' written notice to holders of unexercised Options prior to the effective date of such merger, consolidation acquisition, separation, reorganization or liquidation; provided further, that, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 424(a) of the Code) by the surviving or acquiring corporation in any such merger, consolidation or other reorganization, all Options previously issued shall accelerate upon such notice, and the holders thereof may exercise such Options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options but subject to the provisions of Section Nineteen.

                                 SECTION FIFTEEN

                              Employment Agreement

         Each Participant shall agree to remain with and render services to the Company or any Subsidiary Company for a period of not less than 24 months from the date of grant of an Option, and further shall agree during such employment (subject to death, disability, retirement, vacations, sick leave and other absences in accordance with the Company's regular policies) to devote his entire time, energy and skill to the service of the Company or any Subsidiary Company and the promotion of its interest. Nothing in the Plan or in any Option shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company or any Subsidiary Company shall continue to employ any individual; nor does the Plan or any Option granted under it affect in any way the Company's or any Subsidiary Company's right to terminate the employment of any individual at any time. Participation under the Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension or other extra-compensation plan which the Company or any Subsidiary Company has heretofore adopted or may at any time adopt for Eligible Employees.

                                 SECTION SIXTEEN

                            Termination of Employment

         A. Severance. Subject to the subsequent provisions of this Section Sixteen in the event that a Participant's employment with the Company or any Subsidiary Company terminates for any reason, any Option, to the extent to which it has vested, granted to him terminates three months after the date of such termination of employment. Transfer of employment between corporations in the group comprised of the Company and its Subsidiary Companies shall not be deemed a termination of employment.

         B. Death. Subject to the provisions of Paragraph C. of this Section Sixteen if a Participant dies while an employee of the Company or any Subsidiary Company, his Option may be exercised within six months after his death by the executor or administrator of the estate of the Participant or by the person to whom the Option shall pass by will or by the laws of descent and distribution, but only to the extent the Participant was entitled to exercise the Option on the date of his death.

         C. Limitation. In no event may an Option be exercised by anyone after the expiration date provided for in Section Eight of the Plan or, if a shorter term is specified in the Option Agreement, the date specified therein.

                                SECTION SEVENTEEN

                              Application of Funds

         All proceeds received by the Company from the exercise of Options shall be paid into its treasury. Such proceeds shall be used for general corporate purposes.

                                SECTION EIGHTEEN

                   Participant's Rights as a Holder of Shares

         A Participant, or other person authorized to exercise the Participant's Option pursuant to paragraph B. of Section Sixteen has no rights as a Stockholder with respect to any shares of Common Stock covered by his Option until the date a certificate is issued to him for such shares. Except as otherwise provided in Section Thirteen of the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                                SECTION NINETEEN

                 Approval, Amendment and Termination of the Plan

         A. Effective Date of the Plan. The Plan shall become effective on the date that it is approved by the Stockholders.

         B. Discretion of the Board of Directors. The Board of Directors of the Company may amend or terminate the Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of participants who were granted Options prior thereto; (ii) any such amendment shall not result in a "modification" of any Incentive Stock Option within the meaning of Section 424(h) of the Code; (iii) any such amendment shall not change, modify or otherwise alter the provisions of the Plan applicable to Participants who are both officers and directors; and (iv) any amendment which increases the total number of shares of stock covered by the Plan or changes the definition of Eligible Employee shall be subject to approval thereof by the Stockholders.

         C. Automatic Termination. In any event, the Plan shall terminate 10 years after its approval by the Stockholders or its adoption by the Board of Directors of the Company, whichever is the earlier. Options may be granted under the Plan at any time and from time to time before the Plan is terminated under this Paragraph C. Any Option outstanding at the time the Plan is terminated under this Paragraph C. shall remain in effect until it is exercised or expires.

                                 SECTION TWENTY

                                     Notices

         All notices and elections by a Participant or any person succeeding to his right to an Option as a result of the Participant's death shall be in writing and delivered in person or by mail to the President or Secretary of the Company at the Company's principal office.



                                                    Dated:  September 7, 1999